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                                                                    EXHIBIT 10.2


                   THIRD AMENDMENT TO ALUMINA SUPPLY AGREEMENT


      THIS THIRD AMENDMENT TO ALUMINA SUPPLY AGREEMENT (this "Amendment"), dated as of September 7, 2001, between Glencore AG, a Swiss corporation (the "Seller"), and Northwest Aluminum Company, an Oregon corporation (the "Buyer," and collectively with the Seller, the "Parties"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Alumina Supply Agreement dated as of October 15, 1999 between the Parties ("Base Agreement") as amended by the Amendment to Alumina Supply Agreement dated as of October 1, 2000 ("First Amendment") and as further amended by the Second Amendment to Alumina Supply Agreement dated as of January 5, 2001 ("Second Amendment") (the Base Agreement as amended by the First Amendment and the Second Amendment being the "Alumina Agreement").

                                   WITNESSETH

      WHEREAS, the Parties entered into the Alumina Agreement; and

      WHEREAS, the Parties now desire to amend the Alumina Agreement as set forth in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound here, the Parties do hereby agree as follows:

                                   ARTICLE I.
                               QUANTITY AMENDMENT

      1.1 The Buyer shall not be obligated to purchase any Alumina from Seller in 2001.

      1.2 No later than December 15, 2001 the Buyer shall pay the Seller an additional cancellation fee of $1,600,000 in consideration for the cancellation as provided in Section 1.1 of this Amendment of the Buyer's obligation to purchase 40,000 MT of Alumina from Seller in 2001.

                                   ARTICLE II.
                               GENERAL PROVISIONS

      2.1 Ratification of Alumina Agreement. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of, any other term or condition set forth in the Alumina Agreement. Except as expressly amended hereby, all the terms and conditions of the Alumina Agreement shall continue in full force and effect and, as amended hereby, the Alumina Agreement is ratified and confirmed in all respects.

      2.2 Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York, excluding those relating to choice or
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conflicts of laws and excluding the United Nations Convention for the
International Sale of Goods.

      2.3 Assignment. This Amendment is binding upon the Parties and their respective successors and assigns. No Party may assign this Amendment or its rights or obligations hereunder without the prior written consent of the other Party (which consent shall not be unreasonably withheld) and any purported assignment without such express written consent shall be null and void.

      2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

      IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Third Amendment to Alumina Supply Agreement.


                                              GLENCORE AG

                                          By: ANDREW BENTLEY
                                              -----------------------
                                              Name: Andrew Bentley
                                              Title:

                                              NORTHWEST ALUMINUM COMPANY

                                          By: BRET WILSON
                                              -----------------------
                                              Name: Bret Wilson
                                              Title: President





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